THE WRIGHT MANAGED BLUE CHIP SERIES TRUST





                                  ANNUAL REPORT
                               DECEMBER 31 , 1999





                 o Wright Selected Blue Chip Equities Portfolio
               o Wright International Blue Chip Equities Portfolio

THE WRIGHT MANAGED BLUE CHIP SERIES TRUST
------------------------------------------------------------------------------




Wright Managed Blue Chip Series Trust is a diversified, open-end management investment company, that is designed to be the funding vehicle for insurance contracts offered by participating insurance companies. Shares of the Trust are offered exclusively to the separate accounts of such insurance companies. Two managed investment portfolios of the Trust and their investment objectives are described below:

WRIGHT SELECTED BLUE CHIP PORTFOLIO (WSBCP) seeks long-term capital appreciation and, as a secondary objective, reasonable, current income by investing primarily in equity securities of well-established U.S. companies that meet the investment adviser's quality standards.

WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO (WIBCP) seeks long-term capital appreciation by investing primarily in equity securities of well-established, non-U.S. companies that meet the investment adviser's quality standards.



TABLE OF CONTENTS
------------------------------------------------------------------------------




                                                             Page

Investment Objectives    .......................inside front cover
Letter to Shareholders   ........................................1
Management Discussion   .........................................2

Wright Selected Blue Chip Portfolio
         Portfolio of Investments................................5
         Financial Statements....................................7

Wright International Blue Chip Portfolio
         Portfolio of Investments...............................11
         Financial Statements...................................13

Notes to Financial Statements   ................................16

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

                                               February 2000



Dear Shareholders:

     The dreaded Y2K changeover has come and gone with little apparent effect on global economies, corporate operations or securities markets. Billions of dollars spent by corporations, governments and organizations to prepare for Y2K averted any serious problems, the likelihood of which may have been exaggerated in any case. However, the early days of trading in 2000 were a chaotic introduction to the New Year. The 30-year Treasury bond lost more than a point on January 3, the first trading session of the year, while technology stocks gained 3%. Day two saw bonds advance sharply and tech stocks drop almost 6%. On the third trading day, bonds were down again, as were tech stocks, although the Dow staged a significant rebound. International stocks have followed the volatile lead of U.S. equities in the first weeks of 2000.

     Apparently, what we said some time ago still pertains: "Market volatility is likely to remain elevated so long as uncertainties about the direction of interest rates persist." The strictly upside volatility in stocks seen during the fourth quarter of 1999 has been replaced by a two-sided volatility. As everyone with any memory of historical stock market cycles knows, stocks don't only go higher and there is more to investing than buying last year's winners. In the market's favor going forward in 2000 is the fact that, outside of the technology sector and select other investor favorites, valuations in the broad market are quite reasonable.

     Meanwhile, the economic backdrop remains mostly positive for financial assets. The U.S. economy is beginning its record tenth year of expansion, and while some slowing is likely, growth should still be quite healthy. In Europe and most of Asia, business is on the mend. Inflation may tick up modestly this year, but markets are still quite competitive, continuing to constrain pricing power. Nevertheless, corporate profits stand to rise roughly 10% in the coming year, as business relentlessly pursues productivity improvements.

     The Federal Reserve increased interest rates in February (rates have also gone higher in Euroland and elsewhere), and it is widely expected that the Fed will raise rates again at its March FOMC meeting, an expectation that aggravated selling pressures in global stocks and bonds early in 2000. While the interest rate outlook is the most problematic aspect of the year 2000 economic environment, we believe that the bulk of the rise in bond yields is behind us. On the whole, we look forward to the opportunities and challenges that lie ahead in 2000.

     The  following  Management   Discussion  addresses  the  various  economic,
political and market factors affecting the investment performance of the Wright Equity Funds during 1999 and prospects for the period ahead.


                                   Sincerely,

                                   /s/Peter M. Donovan

                                   Peter M. Donovan, President

Management Discussion
-------------------------------------------------------------------------------



     Following last summer's correction, global stock prices rebounded strongly in the fourth quarter to close 1999 at record levels in most major markets. Global economic conditions continued to firm over the final three months of 1999, led by the U.S. economy, which completed its fourth straight year of 4% growth. Corporate profit reports generally made for good reading, and inflation remained subdued - although the U.S. economy's strong growth, along with improving business overseas, caused the Federal Reserve to raise interest rates in November before the Y2K changeover effectively put policy in a liquidity-supplying mode. Despite higher interest rates, global stock markets took on an increasingly confident tone as Y2K neared, and every one of the 29 largest national markets advanced in the fourth quarter.

     Once again, the technology sector was the prime mover in the fourth-quarter market. Driven by a manic demand for tech stocks, the Nasdaq rose 48% in the last three months of 1999, bringing its 1999 gain to 86%, the biggest annual increase ever for a U.S. stock market index. Most stocks didn't fare as well as Nasdaq in 1999. In fact, while tech stocks were soaring, the NYSE cumulative advance/decline line hit a four-year low in December. Even Nasdaq saw 2,000 of its 4,800 constituent stocks decline last year. Clearly, without the great returns racked up by tech stocks this past year, the S&P 500 would not have been able to earn its fifth straight yearly return in excess of 20%.

     Wright expects that underlying economic conditions will remain favorable for stocks in the New Year. According to the International Monetary Fund, the world economy will grow 3.5% in 2000, with inflation staying under 2%. U.S. GDP growth will probably slow from the 4% pace of the last three years, but growth approaching 3.5% seems well within the economy's capabilities. Core consumer prices may rise as much as 2.5% in the U.S. this year; even so, it would still be the fourth lowest rate in three decades. The Federal Reserve worries that tight labor markets will boost wages to the point that they can't be offset by productivity gains, but there is little sign of this yet.

     No doubt the steep rise in technology share prices - perhaps the real target of the Fed's interest rate hikes - has perplexed the Fed, indeed, most of us. From the Fed's point of view, there was a logical basis for tech stocks to surge 50% in the six months following the start of Fed easing in September 1998. But how does one explain the 40% price advance in the six months since the Fed began to tighten at midyear 1999? So far at least, about the only people chastened by the Fed's rate hikes have been bond investors and shareholders in companies in the "old economy" (including many with something most e-businesses lack - profits). Record highs in the DJIA and the S&P 500 have swelled consumer confidence to 30-year highs. Of course, the wealth effect on economic growth is a two-edged sword. Should tech stocks lead the rest of the market lower, then consumer spending may be hard hit by falling confidence. Ironically, this is what the Fed is hoping to avoid. But it may, in fact, be set on such a course.

WRIGHT SELECTED BLUE CHIP PORTFOLIO

     The Wright Selected Blue Chip Portfolio (WSBCP) had a 9.7% return in the fourth quarter of 1999, trailing the S&P 400 MidCap index's return of 17.2%. The portfolio's technology holdings, which amounted to 34% of the fund at year-end 1999 (S&P 400 = 27%), performed well in absolute terms in the fourth quarter, but they still lagged the results of the technology stocks held in the S&P MidCap index. (Some benchmark tech stocks, such as Veritas Software, Siebel Systems and Qlogic, had returns of better than 125% for the quarter.) Despite the fourth-quarter shortfall, WSBCP had a total return of 14.0% for all of 1999, just 0.7% behind the 14.7% return of the S&P MidCap index.



WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO

     Foreign stock markets continued to outperform U.S. stocks in the fourth quarter of 1999, ending their best year of relative performance since 1993. Fourth-quarter gains were broadly based, with the Pacific ex -Japan region (+20%), Japan (+18%) and Europe (+16%) all besting the U.S. returns. The Wright International Blue Chip Portfolio (WIBCP) increased 32.5% in the fourth quarter of 1999, outperforming both the S&P 500 (+14.9%) and the FTSE Actuaries World ex U.S. index (+17.6%). For the entire year 1999, WIBCP's total return was 32.1%, slightly ahead of the 31.8% return for the FTSE World ex U.S. index and well ahead of the S&P 500's 21.0%.

The WIBC Portfolio's strong relative showing in the final quarter of 1999 was powered in part by good performance from technology stocks globally. During 1999, the portfolio increased its positions in France and Finland, two markets that were strong in the fourth quarter and for all of 1999.

WRIGHT MANAGED BLUE CHIP SERIES TRUST

WRIGHT SELECTED BLUE CHIP PORTFOLIO
Growth of $10,000 invested 1/31/94* through 12/31/99

                                           Annual Total Return
                                       Lst 1 Yr    Lst 5 Yr   Since Inception
Wright Selected Blue Chip Portfolio      14.0%       17.8%        13.7%
S&P MidCap 400                           14.7%       23.0%        17.9%
NYSE                                     10.9%       23.5%        18.8%

The cumulative total return of a U.S.$10,000 investment in the WRIGHT SELECTED BLUE CHIP PORTFOLIO on 1/31/94 would have grown to $21,335 by December 31, 1999.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date         Wright Selected                                NYSE
                Blue Chip Portfolio    S&P MidCap 400           Index


   01/31/94        $10,000                 $10,000             $10,000

   12/31/94         $9,391                 $ 9,423              $9,666
   12/31/95        $11,856                 $12,330             $13,037
   12/31/96        $14,559                 $14,691             $15,894
   12/31/97        $19,230                 $19,425             $21,117
   12/31/98        $18,720                 $23,124             $25,031
   12/31/99        $21,335                 $26,517             $27,752
--------------------------------------------------------------------------------

WRIGHT MANAGED BLUE CHIP SERIES TRUST

WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO
Growth of $10,000 invested 1/31/94* through 12/31/99

                                                 Annual Total Return
                                     Lst 1 Yr     Lst 5 Yr     Since Inception
Wright Int'l Blue Chip Portfolio      32.1%         14.4%           10.4%
FT World Ex U.S. Index                31.8%         12.7%           10.6%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO on 1/31/94 would have grown to $17,911 by December 31, 1999.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date        Wright Int'l         FT World Ex U.S.
               Blue Chip Portfolio         INDEX

   01/31/94        $10,000                 $10,000

   12/31/94         $9,154                  $9,993
   12/31/95        $10,076                 $11,037
   12/31/96        $11,828                 $11,755
   12/31/97        $12,500                 $11,849
   12/31/98        $13,556                 $13,764
   12/31/99        $17,911                 $18,145
--------------------------------------------------------------------------------

NOTE:  The  Total  Investment  Return  is the % return  of an  initial  $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. For comparison with other averages, the investment results are shown from the first month-end since the fund's inception. The investment results of the funds are net of all fees and expenses charged to the funds. No fees or expenses have been deducted from the other averages. The Benchmark for the Wright Variable Annuity SBC Fund has been changed to the S&P 500 Index as this is more consistent with the fund manager's objective. The Lipper Growth Fund is no longer reported by Lipper as Lipper has defined new categories of investment objectives.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS and investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing internationally entails additional risks, such as currency fluctuations and potential political instability.

WRIGHT SELECTED BLUE CHIP PORTFOLIO (WSBCP)
-------------------------------------------------------------------------------
Portfolio of Investments - December 31, 1999



                                    Shares        Value
-------------------------------------------------------------------------------


                           Equity Investments - 95.6%


CHEMICALS - 0.9%
Du Pont (E.I.) de Nemours........      300     $    19,763
                                               -----------



DIVERSIFIED - 3.4%
General Electric Co..............      300     $    46,425
Tyco Int'l.......................      800          31,100
                                               -----------
                                               $    77,525
                                               -----------



DRUGS, COSMETICS & HEALTHCARE - 9.4%
Bard (C.R.)......................    1,100     $    58,300
Biogen, Inc......................      400          33,800
Johnson & Johnson................      800          74,500
Merck & Co., Inc.................      700          46,943
                                               -----------
                                               $   213,543
                                               -----------


ELECTRONICS - 34.1%
Adobe Systems Inc................    1,800     $   121,050
Dallas Semiconductor.............    1,000          64,437
Gateway 2000, Inc.*..............    1,600         115,300
Intel Corporation................    1,000          82,312
International Business Machines..      600          64,800
Microsoft Corp.*.................      500          58,375
Solectron Corp.*.................      900          85,613
Sun Microsystems, Inc.*..........    2,400         185,850
                                               -----------
                                               $   777,737
                                               -----------


FINANCIAL - 18.5%
BB&T Corporation.................    1,800     $    49,275
Commerce Bancshares Inc..........    1,050          35,569
Compass Bancshares...............    1,900          42,394
Edwards (A.G.), Inc..............    1,550          49,697
Federal National Mort. Assoc.....    1,000          62,437
First Security Corp..............    2,200          56,169
KeyCorp (New)....................    2,000          44,250
MBIA Inc.........................      500          26,406
Southtrust Corp..................    1,450          54,828
                                               -----------
                                               $   421,025
                                               -----------




FOOD - 1.8%
Universal Foods Corp.............    2,000     $    40,750
                                               -----------



MACHINERY & EQUIPMENT - 2.9%
Ingersoll Rand Co................    1,200     $    66,075
                                               -----------




METAL PRODUCERS - 1.8%
Alcoa Inc........................      500     $    41,500
                                               -----------




METAL PRODUCTS MANUFACTURERS - 2.4%
Illinois Tool Works..............      800     $    54,050
                                               -----------



OIL, GAS & COAL - 2.4%
Chevron Corp.....................      400     $    34,650
Exxon Mobil Corp.................      264          21,271
                                               -----------
                                               $    55,921
                                               -----------



PAPER - 2.0%
Kimberly-Clark...................      700     $    45,675
                                               -----------




PRINTING & PUBLISHING - 2.9%
Gannett Co.......................      800     $    65,250
                                               -----------




RECREATION - 1.5%
Brinker International Inc*.......    1,400     $    33,600
                                               -----------



RETAILERS - 3.9%
Office Depot*....................    1,700     $    18,594
Ross Stores Inc..................    1,600          28,700
Wal-Mart Stores Inc..............      600          41,475
                                               -----------
                                               $    88,769
                                               -----------



UTILITIES - 6.0%
Duke Energy Corp.................    1,100     $    55,138
SBC Communications, Inc..........    1,000          48,750
TECO Energy, Inc.................    1,800          33,412
                                               -----------
                                               $   137,300
                                               -----------

MISCELLANEOUS - 1.7%
Marsh & McLennan Cos. Inc........      400     $    38,275
                                               -----------



TOTAL INVESTMENTS - 95.6%
(identified cost, $1,535,503)....              $ 2,176,758


OTHER ASSETS
LESS LIABILITIES - 4.4%..........                  100,280
                                               -----------


NET ASSETS - 100.0%..............              $ 2,277,038
                                               ============


* Non-income-producing security.



See notes to financial statements

WRIGHT SELECTED BLUE CHIP PORTFOLIO (WSBCP)
-------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1999
-------------------------------------------------------------------------------


ASSETS:

   Investments--
     Identified cost......................     $ 1,535,503
     Unrealized appreciation..............         641,255
                                               ------------
       Total value (Note 1A)..............     $ 2,176,758

   Cash...................................          85,536
   Dividends receivable...................           1,990
   Receivable from investment adviser.....          15,491
                                               ------------
     Total Assets.........................     $ 2,279,775
                                               ------------


LIABILITIES:

   Accrued expenses.......................     $     2,737
                                               ------------
     Total Liabilities....................     $     2,737
                                               ------------

NET ASSETS................................     $ 2,277,038
                                               =============

NET ASSETS CONSIST OF:

Paid-in capital...........................     $ 1,369,178
Accumulated net realized gain on investment
   transactions...........................         239,093
Unrealized appreciation of investments....         641,255
Accumulated undistributed net investment
   income.................................          27,512
                                               ------------

   Net assets applicable to outstanding
      shares..............................    $  2,277,038
                                               =============

SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................         155,851
                                               =============
NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................          $14.61
                                               =============



                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
-------------------------------------------------------------------------------


INVESTMENT INCOME:

Income--
   Dividends..............................     $    37,736
                                               ------------

Expenses--
   Investment Adviser fee (Note 3)........     $    16,556
   Administrator fee (Note 3).............           1,279
   Compensation of Trustees not affiliated with
     the Investment Adviser or Administrator         6,736
   Custodian and transfer agent fees (Note 1D)      17,726
   Audit..................................          13,475
   Legal..................................           5,926
   Printing...............................             103
   Amortization of organization expenses
     (Note 1E)............................              37
   Miscellaneous..........................           1,986
                                               ------------
       Total expenses.....................     $    63,824
                                               ------------


Deduct--
   Reduction of Investment Adviser
     fee (Note 3).........................     $    16,556
   Allocation of expenses to the
     Investment Adviser (Note 3)..........          15,491
   Reduction of Custodian fee (Note 1D)...           2,490
                                               ------------
       Total deducted.....................     $    34,537
                                               ------------
       Net expenses.......................     $    29,287
                                               ------------

          Net investment income...........     $     8,449
                                               ------------



REALIZED AND UNREALIZED GAIN:

Net realized gain on investment transactions
   (identified cost basis)................     $   239,141
Change in unrealized appreciation of
    investments...........................          83,739
                                               ------------
   Net realized and unrealized gain.......     $   322,880
                                               ------------
   Net increase in net assets from
    operations............................     $   331,329
                                               =============



See notes to financial statements

WRIGHT SELECTED BLUE CHIP PORTFOLIO (WSBCP)
-------------------------------------------------------------------------------

                                                         Year Ended December 31
STATEMENTS OF CHANGES IN NET ASSETS                      1999            1998
--------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:

   From operations -
     Net investment income......................... $    8,449     $   10,489
     Net realized gain on investment
         transactions..............................    239,141        216,359
     Change in unrealized appreciation of
         investments...............................     83,739       (330,517)
                                                     ----------     ----------
       Net increase (decrease) in net assets
        from operations............................ $  331,329     $ (103,669)

   Distributions to shareholders from net
        realized gain on investment
        transactions (Note 2)......................   (216,028)      (307,343)
   Distributions to shareholders from net
        investment income (Note 2).................    (10,601)            -
   Net increase (decrease) from Portfolio share
        transactions (Note 4)...................... (1,308,816)       467,135
                                                    -----------     ----------

       Net increase (decrease) in net assets......  $(1,204,116)   $   56,123


NET ASSETS:

   At beginning of year..........................     3,481,154     3,425,031
                                                     -----------   ----------

   At end of year................................   $  2,277,038   $3,481,154
                                                     ===========   ===========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
   INCOME.......................................    $     27,512   $   29,664
                                                     ===========   ===========




See notes to financial statements

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                           Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
Wright Selected Blue Chip Portfolio (WSBCP)                     1999          1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year                           $  14.000    $   15.650   $   14.000   $   11.410    $   9.320
                                                             ---------    ----------    ---------    ---------     ---------

Income from investment operations:
  Net investment income(1)                                   $   0.110    $    0.020   $    0.110   $    0.170    $   0.100
  Net realized and unrealized gain (loss)                        1.633        (0.270)       3.780        2.430        2.345
                                                             ---------    -----------    ---------    ---------     ---------

   Total income (loss) from investment operations            $   1.743    $   (0.250)  $    3.890   $    2.600    $   2.445
                                                             ---------    -----------    ---------    ---------     ---------


Less distributions:
  Dividends from investment income                           $  (0.053)   $    -       $    -       $   (0.010)   $  (0.070)
  Distributions from capital gains                              (1.080)       (1.400)      (2.240)       -           (0.285)
  Return of capital                                              -             -            -            -            -
                                                             ---------    -----------    ---------    ---------     ---------
   Total distributions                                       $  (1.133)   $   (1.400)  $   (2.240)  $   (0.010)   $  (0.355)
                                                             ---------    -----------    ---------    ---------     ---------


Net asset value, end of year                                 $  14.610    $   14.000   $   15.650   $   14.000    $  11.410
                                                             ===========  ===========  ===========  ===========   ===========

Total return(2)                                                  14.0%         (2.65%)      32.1%        22.8%        26.3%

Ratios/Supplemental Data(1):
  Net assets, end of year (000 omitted)                        $  2,277     $  3,481      $  3,425     $ 2,668    $ 2,239
  Ratio of total expenses to average net assets                   1.25%        1.27%         1.30%       1.27%      1.60%
  Ratio of expenses after custodian fee reduction
   to average net assets(3)                                       1.15%        1.15%        1.15%        1.06%      1.15%
  Ratio of net income to average net assets                       0.33%        0.30%        0.70%        1.14%      0.96%
  Portfolio turnover rate                                           45%          49%          40%          68%        64%

----------------------------------------------------------------------------------------------------------------------------------

(1)During each of the periods presented, the investment adviser and/or the administrator voluntarily reduced their fees and the investment adviser was allocated a portion of the portfolio's operating expenses. Had such actions not been undertaken, the net investment income (loss) per share and the ratios would have been as follows:

                                                                1999          1998         1997         1996         1995
----------------------------------------------------------------------------------------------------------------------------

Net investment income (loss) per share                       $  (0.310)   $   (0.036)  $    0.030   $    0.066    $ (0.017)
                                                             ===========  ===========  ===========  ===========   ===========
Ratios (as a percentage of average net assets):
  Expenses                                                       2.51%         2.11%        1.81%        1.97%       2.72%
                                                             ===========  ===========  ===========  ===========   ===========
  Expenses after custodian fee reduction(3)                      2.41%         1.99%        1.66%        1.76%       2.27%
                                                             ===========  ===========  ===========  ===========   ===========
  Net investment income (loss)                                  (0.93%)       (0.54%)       0.19%        0.44%      (0.16%)
                                                             ===========  ===========  ===========  ===========   ===========

---------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date. The total investment return does not reflect expenses that apply to the separate account or policies. If these charges had been included, the total return would be reduced.
(3)Custodian fees were reduced by credits resulting from cash balances the portfolio maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO (WIBCP)
-------------------------------------------------------------------------------
Portfolio of Investments - December 31, 1999


                                    Shares        Value
-------------------------------------------------------------------------------


                           EQUITY INVESTMENTS - 92.6%


CANADA - 3.3%
Nortel Networks Corp. (Common)...      300     $    30,148
                                               -----------


DENMARK - 2.8%
Tele Denmark AS..................      350     $    26,002
                                               -----------



FINLAND - 5.9%
Finnlines Oyj (Osake)............      350     $    10,932
Metsa-Serla Oyj (B Osake)........    1,450          16,875
Tietoenator Oyj Osake............      420          26,238
                                               -----------
                                               $    54.045
                                               -----------


FRANCE - 20.8%
Alcatel..........................      175     $    40,203
Altran Technologies..............       50          30,228
Atos SA*.........................      120          19,902
Axa Company FRF60................      150          20,918
France Telecom...................      100          13,230
Pinault-Printemps Redoute SA.....       65          17,159
Stmicroelectronics NV............      180          27,713
Vivendi SA.......................      250          22,583
                                               -----------
                                               $   191,936
                                               -----------



GERMANY - 6.6%
Allianz AG Holding...............       50     $    16,827
Heidelberger Zement..............      200          15,618
Linde AG.........................      200          11,063
Mannesmann AG....................       70          17,069
                                               -----------
                                               $    60,577
                                               -----------



GREECE - 2.4%
National Bank of Greece..........      300     $    22,119
                                               -----------



HONG KONG - 1.4%
Bank of East Asia Ltd. (The).....    4,800     $    13,338
                                               -----------



ITALY - 3.6%
Telecom Italia Mobile............    3,000     $    33,435
                                               -----------


JAPAN - 14.8%
Acom Co. Ltd.....................      100     $     9,787
Bellsystem24 Inc.................       50          54,752
Fanuc Ltd........................      100          12,720
Promise Co., Ltd.................      200          10,168
Ricoh Company, Ltd...............    1,000          18,831
Sony Corporation.................      100          29,625
                                               -----------
                                               $   135,883
                                               -----------




NETHERLANDS - 4.6%
Abn Amro Holdings................      684     $    17,092
Ing Groep N.V....................      412          24,883
                                               -----------
                                               $    41,975
                                               -----------



SOUTH AFRICA - 2.3%
Sasol Beperk Limited.............    1,300     $    10,953
Tiger Oats Limited...............      900          10,373
                                               -----------
                                               $    21,326
                                               -----------



SPAIN - 6.4%
Grupo Ferrovial..................    1,000     $    14,510
Repsol YPF SA....................      900          20,876
Telefonica SA*...................      936          23,389
                                               -----------
                                               $    58,775
                                               -----------



SWEDEN - 5.6%
Tel. AB LM Ericsson..............      800     $    51,452
                                               -----------




SWITZERLAND - 2.6%
Compagnie Fin Richemont..........       10     $    23,859
                                               -----------



UNITED KINGDOM - 9.5%
Astrazeneca PLC..................      280     $    11,625
British Telecommunication PLC....      700          16,743
Cable & Wireless.................    1,350          22,881
Vodafone Airtouch PLC............    3,300          16,249
Wolseley PLC.....................    2,837          19,829
                                               -----------
                                               $    87,327
                                               -----------

TOTAL INVESTMENTS - 92.6%
(identified cost, $616,287)......              $   852,197


OTHER ASSETS
LESS LIABILITIES - 7.4%..........                   68,145
                                               -----------


NET ASSETS - 100.0%..............              $   920,342
                                               ===========






* Non-income producing security.

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO (WIBCP)
-------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1999
-------------------------------------------------------------------------------


ASSETS:

   Investments--
     Identified cost......................     $   616,287
     Unrealized appreciation.............          235,910
                                               ------------
       Total value (Note 1A)..............     $   852,197

   Cash...................................          29,703
   Dividends receivable...................             347
   Receivable from Investment Adviser.....          43,200
   Receivable for foreign taxes withheld..               6
                                               ------------
     Total assets.........................     $   925,453
                                               ------------


LIABILITIES:

   Accrued expenses.......................     $     5,111
                                               ------------
     Total liabilities....................     $     5,111
                                               ------------

NET ASSETS................................     $   920,342
                                               =============
NET ASSETS CONSIST OF:

Paid-in capital...........................     $   562,252
Accumulated net realized gain on investment
   and foreign currency transactions......         119,869
Unrealized appreciation of investments and
   translations of assets and liabilities in
   foreign currencies.....................         235,898
Undistributed net investment income.......           2,323
                                               ------------
   Net assets applicable to outstanding
     shares ...............................    $   920,342
                                               =============
SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................          66,571
                                               =============
NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................          $13.82
                                               =============



                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
-------------------------------------------------------------------------------


INVESTMENT INCOME:

Income--
   Dividends..............................     $    15,678
   Less: Foreign taxes....................          (1,583)
                                               ------------

     Total investment income..............     $    14,095
                                               ------------

Expenses--
   Investment Adviser fee (Note 3)........     $     7,336
   Administrator fee (Note 3).............             458
   Compensation of Trustees not affiliated with
     the Investment Adviser or Administrator         6,687
   Custodian and transfer agent fees (Note 1D)      32,758
   Audit..................................          13,475
   Legal..................................           5,926
   Printing...............................              92
   Amortization of organization expenses
     (Note 1E)............................              33
   Miscellaneous..........................           2,380
                                               ------------
       Total expenses.....................     $    69,145
                                               ------------

Deduct --
   Reduction of Investment
     Adviser fee (Note 3).................     $     7,336
   Reduction of Administrator fee
     (Note 3).............................             458
   Allocation of expense to the
     Investment Adviser  (Note 3).........          43,210
   Reduction of Custodian fee (Note 1D)...           1,174
                                               ------------
       Total deducted.....................     $    52,178
                                               ------------
       Net expenses.......................     $    16,967
                                               ------------
          Net investment loss.............     $    (2,872)
                                               ------------


REALIZED AND UNREALIZED GAIN:

Net realized gain on investment and foreign
   currency transactions(identified cost basis)$   123,795
Change in unrealized appreciation of investments
   and translation of assets and liabilities
   in foreign currency....................          91,852
                                               ------------
   Net realized and unrealized gain.......     $   215,647
                                               ------------

   Net increase in net assets from operations  $   212,775
                                               =============


See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO (WIBCP)
-------------------------------------------------------------------------------

                                                       Year Ended December 31
STATEMENTS OF CHANGES IN NET ASSETS                 1999                  1998
-------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:

   From operations -
     Net investment loss.....................$     (2,872)        $     (3,031)
     Net realized gain on investments and
       foreign currency transactions.........     123,795              156,207
     Change in unrealized appreciation of
       investments and translation of assets
       and liabilities in foreign currency...      91,852              (56,731)
                                               ----------            ----------

       Net increase in net assets from
        operations........................... $   212,775          $    96,445

   Distributions to shareholders from net
       realized gain on investment
       transactions (Note 2).................    (151,303)             (68,163)
   Net decrease from Portfolio share
       transactions (Note 4).................    (416,999)            (163,101)
                                                ----------           ----------

       Net decrease in net assets............ $  (355,527)         $  (134,819)


NET ASSETS:

   At beginning of year......................   1,275,869            1,410,688
                                                ----------           ----------

   At end of year............................ $   920,342           $1,275,869
                                               ===========          ===========

UNDISTRIBUTED NET INVESTMENT INCOME
   (ACCUMULATED UNDISTRIBUTED
    NET INVESTMENT LOSS)..................... $     2,323           $   (8,369)
                                               ===========          ===========




See notes to financial statements

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


                                                                           Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
Wright International Blue Chip Portfolio (WIBCP)                1999          1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year                           $  12.260    $   11.800   $   11.810   $   10.060    $   9.140
                                                             ---------    -----------    ---------    ---------     ---------

Income from investment operations:
  Net investment income (loss)(1)                            $  (0.088)   $   (0.023)  $    0.032   $   (0.043)   $   0.003
  Net realized and unrealized gain                               3.381         1.053        0.588        1.793        0.967
                                                             ---------    -----------    ---------    ---------     ---------
   Total income (loss) from investment operations            $   3.293    $    1.030   $    0.620    $   1.750     $  0.970
                                                             ---------    -----------    ---------    ---------     ---------


  Less distributions:
   Dividends from investment income                          $   -        $    -       $    -       $    -        $  (0.005)
   Return of capital                                             -             -            -            -           (0.013)(+)
   Distributions from capital gains                             (1.733)       (0.570)      (0.630)       -            -
   Tax distribution from paid-in capital                         -             -            -            -           (0.032)
                                                             ---------    -----------    ---------    ---------     ---------
   Total distributions                                       $  (1.733)   $   (0.570)  $   (0.630)  $    -        $  (0.050)
                                                             ---------    -----------    ---------    ---------     ---------


Net asset value, end of year                                 $  13.820    $   12.260   $   11.800   $   11.810    $  10.060
                                                             ===========  ===========  ===========  ===========   ===========
Total return(2)                                                  32.1%          8.5%         5.7%        17.4%        10.6%

Ratios/Supplemental Data(1):
  Net assets, end of year (000 omitted)                      $     920    $   1,276    $    1,411    $   1,457    $   1,365
  Ratio of total expenses to average net assets(1)               1.98%        2.00%         2.00%        2.31%        2.28%
  Ratio of expenses after custodian fee reduction
   to average net assets(3)                                      1.85%         1.85%        1.85%        1.85%      1.85%
  Ratio of net income (loss) to average net assets              (0.31%)       (0.21%)       0.25%       (0.42%)     0.06%
  Portfolio turnover rate                                          79%           61%          94%          44%        31%

--------------------------------------------------------------------------------------------------------------------------------

(1)During each of the periods presented, the investment adviser and the administrator voluntarily reduced their fees, and the investment adviser was allocated a portion of the portfolio's operating expenses. Had such actions not been undertaken, the net investment loss per share and the ratios would have been as follows:

                                                                1999          1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------------

Net investment loss  per share                               $  (1.669)   $   (0.369)  $   (0.262)  $   (0.253)   $ (0.920)
                                                             ===========  ===========  ===========  ===========   ===========
Ratios (as a percentage of average net assets):
  Expenses                                                       7.55%         5.16%        4.30%        4.37%       4.18%
                                                             ===========  ===========  ===========  ===========   ===========
  Expenses after custodian fee reduction(3)                      7.42%         5.01%        4.15%        3.91%       3.75%
                                                             ===========  ===========  ===========  ===========   ===========
  Net investment loss                                           (5.88%)       (3.37%)      (2.05%)      (2.47%)     (1.85%)
                                                             ===========  ===========  ===========  ===========   ===========

-----------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date. The total investment return does not reflect expenses that apply to the separate account or related policies. If these charges had been included, the total return would be reduced.
(3)Custodian fees were reduced by credits resulting from cash balances the portfolio maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(+)Represents a distribution in excess of net investment income.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Blue Chip Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Trust presently consists of two diversified separate portfolios: Wright Selected Blue Chip Portfolio (WSBCP), and Wright International Blue Chip Portfolio (WIBCP) (the "Portfolios"). The shares of the Portfolios are sold only to variable accounts established by participating insurance companies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market, are valued at closing sale prices. Unlisted or listed securities for which closing sale prices are not available are valued at the last reported bid price. Investments for which valuations are not readily available and for WIBCP investments for which material events affecting the value of such securities occurred after the closing of the exchange on which they are primarily traded but prior to the valuation of the Fund will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

  B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  C. Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income tax is necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

  D. Expense Reduction - The Portfolios have entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

  E. Deferred Organization Expenses - Costs incurred by the Portfolios in connection with their organization are being amortized on a straight-line basis over five years from the date the Portfolio commenced operations.

  F. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  G. Other - Investment transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolios are informed of the ex-dividend date.

  H. Forward Foreign Currency Contracts - WIBCP may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. WIBCP will enter into forward contracts for hedging purposes in connection with purchases and sales of securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.


(2)  DISTRIBUTIONS

     Dividends from investment income of WSBCP and WIBCP are expected to be declared annually. However, the Trustees may decide to declare dividends at other intervals. All net realized long- or short-term capital gains of each Portfolio, if any, will be declared and distributed at least annually. All distributions will be distributed in the form of additional full and fractional shares of the Portfolios and not in cash. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting treatments may result in reclassifications among various components of net assets.

     During the year ended December 31, 1999, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gains.

                                Accumulated Undistributed       Undistributed
                              Net Realized Gain on Investment   Net Investment
          Paid-In Capital     and Foreign Currency Transactions     Income
-------------------------------------------------------------------------------

WIBCP       $(9,633)                         $(3,931)           $13,564

The changes had no effect on the net asset value per share.


(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged The Winthrop Corporation (Winthrop) to act as investment adviser to the Portfolios pursuant to the respective Investment Advisory Contracts. Pursuant to a service agreement between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. (Wright), Wright furnishes each Portfolio with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average monthly net assets which rate is adjusted as average monthly net assets exceed certain levels. The Trust also has engaged Eaton Vance Management (Eaton Vance or Administrator) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average monthly net assets which rate is reduced as average monthly net assets exceed certain levels. For the year ended December 31, 1999, the effective annual rate for advisory and administration charges for each Portfolio was as follows:

                                               WSBCP                 WIBCP

         Investment Advisory                   0.65%                 0.80%
         Administration                        0.05%                 0.05%

     To enhance the net income of the Portfolios, Wright and Eaton Vance reduced their fees and Wright made an assumption of a portion of each Portfolio's expenses as follows:

                                                        WSBCP          WIBCP

         Reduction of Investment Adviser fees         $16,556       $ 7,336
         Allocation of expense to the
            Investment Adviser                         15,491        43,210
         Reduction of Administrator fees                 -              458

     Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations.



(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Portfolio shares were as follows:

                                                     Year Ended                    Year Ended
                                                  December 31, 1999             December 31, 1998
                                              ----------------------------------------------------------
                                               Shares         Amount          Shares         Amount
--------------------------------------------------------------------------------------------------------

Wright Selected Blue Chip Portfolio -
     Sales..................................   19,555     $    263,698      271,428    $  4,112,949
     Issued to shareholders in payment
       of distributions declared............   17,563          216,028       19,559         307,343
     Redemptions............................ (129,880)      (1,788,542)    (261,262)     (3,953,157)
                                            ----------     ------------    ---------   --------------

         Net increase (decrease)............  (92,762)    $ (1,308,816)      29,725     $   467,135
                                             =========     ============    =========    ============


Wright International Blue Chip Portfolio  -
     Sales..................................   10,098     $    116,181      152,535     $ 1,924,884
     Issued to shareholders in payment
       of distributions declared............   15,026          151,303        5,243          68,163
     Redemptions............................  (62,582)        (684,483)    (173,285)     (2,156,148)
                                              --------     ------------    ----------   ------------

         Net decrease.......................  (37,458)    $  (416,999)     (15,507)    $  (163,101)
                                             =========     ============    =========    ============



(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than short-term obligations, for the year ended December 31, 1999, were as follows:

                          Wright Selected               Wright International
                        Blue Chip Portfolio              Blue Chip Portfolio
-------------------------------------------------------------------------------

     Purchases  -         $   1,119,783                    $     685,752
                           ============                     ============
     Sales  -             $   2,621,410                    $   1,255,415
                           ============                     ============

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and gross and net unrealized appreciation (depreciation) of the investment securities owned at December 31, 1999, as computed on a federal income tax basis, are as follows:

                                   Wright Selected        Wright International
                                 Blue Chip Portfolio      Blue Chip Portfolio
-------------------------------------------------------------------------------

     Aggregate cost................. $  1,535,503           $    619,598
                                     ============           ============
     Gross unrealized appreciation.. $    706,587           $    256,952
     Gross unrealized depreciation..      (65,332)               (24,353)
                                     ------------           ------------

     Net unrealized appreciation.... $    641,255           $    232,599
                                     ============            ============


(7)  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     The Wright International Blue Chip Portfolio invests in securities issued by companies whose principal business activities are outside the United States which may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Trust's assets. The Trust may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.


(8)  LINE OF CREDIT

     The Portfolios participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The Portfolios may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Portfolio based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating portfolios at the end of each quarter. The Portfolios did not have significant borrowings or allocated fees during the year ended December 31, 1999.

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------


To the Trustees and Shareholders of
The Wright Managed Blue Chip Series Trust:


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright Managed Blue Chip Series Trust (the "Trust") (comprising, respectively, the Wright Selected Blue Chip Portfolio and Wright International Blue Chip Portfolio series) as of December 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the above respective Portfolios constituting The Wright Managed Blue Chip Series Trust as of December 31, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 4, 2000

Wright Investors' Service Distributors, Inc.
1000 Lafayette Boulevard, Bridgeport, CT 06604



Annual Report

Officers and Trustees of the Funds
Peter M. Donovan, President and Trustee
H. Day Brigham, Jr., Vice President , Secretary and Trustee
A. M. Moody III, Vice President and Trustee
Judith R. Corchard, Vice President and Trustee
Dorcas R. Hardy, Trustee
Leland Miles, Trustee
Lloyd F. Pierce, Trustee
Richard E. Taber, Trustee
Raymond Van Houtte, Trustee
James L. O'Connor, Treasurer
William J. Austin, Jr., Assistant Treasurer


Administrator

Eaton Vance Management
255 State Street
Boston, Massachusetts 02109



Investment Adviser

Wright Investors' Service
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604



Custodian and Transfer Agent

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116



Independent Auditors

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus. Shares of the Trust are only available to the separate accounts of insurance companies